SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 15, 1997

                           PENN NATIONAL GAMING, INC.
             (Exact name of registrant as specified in its charter)



          Pennsylvania                     0-24206           23-2234473
(State or other jurisdiction of          (Commission        (I.R.S.Employer
 incorporation or organization)           File Number)      Identification No)




               825 Berkshire Blvd. Wyomissing, PA       19610
            (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code 610-373-2400















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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The following financial statements of Charles Town Races Inc. and Charles Town Racing Limited Partnership are filed as part of this Current Report on Form 8 -K:

                                                                        Page No.

      Report of Independent Accountants                                   *

      Consolidated Balance Sheets at December 31, 1994                    *
      And 1995 and at September 30, 1996 (unaudited)

      Consolidated Statements of Income and Retained                      *
      Earnings for the years ended December 31, 1993, 1994 and 1995 and for the nine months ended September 30, 1996 (unaudited)

      Consolidated Statement of Cash Flows for the years                  *
      ended December 31, 1993, 1994 and 1995 and for the nine months ended September 30, 1996 (unaudited)

      Notes to Consolidated Financial Statements                          *



(b) PRO FORMA FINANCIAL INFORMATION. The following unaudited pro forma combined financial information is filed as part of this Current Report on Form 8-K:

      Unaudited Pro Forma Consolidated Financial Information              *

      Unaudited Pro Forma Consolidated Balance Sheet                      *

      Unaudited Pro Forma Consolidated Statement of Income                *

      Notes to Unaudited Pro Forma Consolidated                           *
      Financial Statements

* Incorporated by reference to the corresponding items included in Amendment No. 1 to the Company's Registration Statement on Form S-3
(File No. 333-18861) filed with the Securities and Exchange Commission on February 11, 1997














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(c)   Exhibits.


Exhibit No.       Description

2.1               Amended and Restated Option Agreement dated as of
                  February 17, 1995 among Charles Town Races, Inc., Charles Town Racing Limited Partnership, and PNGI Charles Town Gaming Limited Liability Company. (*)

2.2 Transfer, Assignment and Assumption Agreement and Bill of Sale dated January 15, 1997 among Charles Town Races, Inc., Charles Town Racing Limited Partnership, and PNGI Charles Town Gaming Limited Liability Company. (*)

2.3 Closing Agreement dated January 15, 1997 among Charles Town Races, Inc., Charles Town Racing Limited Partnership, and PNGI Charles Town Gaming Limited Liability Company. (*)

2.4 Amended and Restated Operating Agreement dated as of December 31, 1996 among Penn National Gaming of West Virginia, Inc., Bryant Development Company and PNGI Charles Town Gaming Limited Liability Company. (*)

2.5               Letter dated January 14, 1997 from Peter M. Carlino to James
                  A. Reeder. (*)

2.6 First Amendment and Consent dated as of January 7, 1997 among the Company, Bankers Trust Company as Agent, CoreStates Bank, N.A. as Co-Agent, and certain banks party to the Credit Agreement dated as of November 27, 1996. (*)

23.5              Consent of Leonard J. Miller & Associates **


*     Previously filed

**    Filed herewith



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PENN NATIONAL GAMING, INC.

By: /s/ Robert S. Ippolito
Robert S. Ippolito  Chief Financial Officer,
      Secretary/Treasurer

Date: March 25, 1997





































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                                  EXHIBIT INDEX


Exhibit No.       Description

2.1               Amended and Restated Option Agreement dated as of
                  February 17, 1995 among Charles Town Races, Inc., Charles Town Racing Limited Partnership, and PNGI Charles Town Gaming Limited Liability Company. (*)

2.2 Transfer, Assignment and Assumption Agreement and Bill of Sale dated January 15, 1997 among Charles Town Races, Inc., Charles Town Racing Limited Partnership, and PNGI Charles Town Gaming Limited Liability Company. (*)

2.3 Closing Agreement dated January 15, 1997 among Charles Town Races, Inc., Charles Town Racing Limited Partnership, and PNGI Charles Town Gaming Limited Liability Company. (*)

2.4 Amended and Restated Operating Agreement dated as of December 31, 1996 among Penn National Gaming of West Virginia, Inc., Bryant Development Company and PNGI Charles Town Gaming Limited Liability Company. (*)

2.5               Letter dated January 14, 1997 from Peter M. Carlino to James
                  A. Reeder. (*)

2.6 First Amendment and Consent dated as of January 7, 1997 among the Company, Bankers Trust Company as Agent, CoreStates Bank, N.A. as Co-Agent, and certain banks party to the Credit Agreement dated as of November 27, 1996. (*)

23.5              Consent of Leonard J. Miller & Associates **


*     Previously filed

**    Filed herewith